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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------

The Board of Directors
CompuCom Systems, Inc.:


We consent to the use of our reports included and incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                KPMG Peat Marwick LLP


Dallas, Texas
October 5, 1995